                                                                    Exhibit 99.2
                             Kerr-McGee Corporation
                       First Quarter and Year-to-Date 2004
                  Reconciliation of GAAP to Adjusted Net Income
                                    Unaudited

                                                      First Quarter 2004                             Year-to-Date 2004
                                             -----------------------------------             ----------------------------------
                                                                        Adjusted                                       Adjusted
                                                           Special     After-tax                          Special     After-tax
Millions of dollars                          Reported        Items        Income            Reported        Items        Income
                                             --------      -------     ---------            --------      -------     ---------
                                               GAAP                     Non-GAAP              GAAP                     Non-GAAP
Operating Profit
  Exploration and Production
    Domestic                                  $308.3        $  0.8        $309.1             $308.3        $  0.8        $309.1
    North Sea                                   93.0             -          93.0               93.0             -          93.0
    China                                       (1.3)            -          (1.3)              (1.3)            -          (1.3)
    Other International                         (2.9)            -          (2.9)              (2.9)            -          (2.9)
    Asset impairment / Gain (Loss) on
      Assets Held for Sale                     (16.6)         16.6             -              (16.6)         16.6             -
                                              ------        ------        ------             ------        ------        ------
      Total Production Operations              380.5          17.4         397.9              380.5          17.4         397.9
    Exploration Expense                        (50.6)            -         (50.6)             (50.6)            -         (50.6)
                                              ------        ------        ------             ------        ------        ------
                                               329.9          17.4         347.3              329.9          17.4         347.3
                                              ------        ------        ------             ------        ------        ------
  Chemicals
    Pigment                                      7.2          (1.8)          5.4                7.2          (1.8)          5.4
    Other                                       (6.8)          4.1          (2.7)              (6.8)          4.1          (2.7)
                                              ------        ------        ------             ------        ------        ------
                                                 0.4           2.3           2.7                0.4           2.3           2.7
                                              ------        ------        ------             ------        ------        ------
  Total                                        330.3          19.7         350.0              330.3          19.7         350.0
                                              ------        ------        ------             ------        ------        ------

Net Interest Expense                           (55.9)            -         (55.9)             (55.9)            -         (55.9)
Loss from Equity Affiliates                     (8.3)            -          (8.3)              (8.3)            -          (8.3)
Derivatives and Devon Stock Revaluation            -          (0.8)         (0.8)                 -          (0.8)         (0.8)
Foreign Currency Gains (Losses)                 (2.0)          2.0             -               (2.0)          2.0             -
Other Expense                                  (21.1)        (10.1)        (31.2)             (21.1)        (10.1)        (31.2)
Provisions for Income Taxes                    (90.8)         (3.6)        (94.4)             (90.8)         (3.6)        (94.4)
                                              ------        ------        ------             ------        ------        ------
Net Income                                    $152.2        $  7.2        $159.4             $152.2        $  7.2        $159.4
                                              ======        ======        ======             ======        ======        ======


Net Operating Profit
  Exploration and Production                  $207.7          11.4        $219.1             $207.7          11.4        $219.1
  Chemicals - Pigment                            5.3          (1.2)          4.1                5.3          (1.2)          4.1
  Chemicals - Other                             (4.4)          2.7          (1.7)              (4.4)          2.7          (1.7)
                                              ------        ------        ------             ------        ------        ------
  Total                                        208.6          12.9         221.5              208.6          12.9         221.5
Net Interest Expense                           (36.0)            -         (36.0)             (36.0)            -         (36.0)
Loss from Equity Affiliates                     (5.4)            -          (5.4)              (5.4)            -          (5.4)
Derivatives and Devon Stock Revaluation            -          (0.5)         (0.5)                 -          (0.5)         (0.5)
Foreign Currency Gains (Losses)                 (1.3)          1.3             -               (1.3)          1.3             -
Other Expense                                  (13.7)         (6.5)        (20.2)             (13.7)         (6.5)        (20.2)
                                              ------        ------        ------             ------        ------        ------
Net Income                                    $152.2        $  7.2        $159.4             $152.2        $  7.2        $159.4
                                              ======        ======        ======             ======        ======        ======

--------------------------------------------------------------------------------
Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.
--------------------------------------------------------------------------------

                             Kerr-McGee Corporation
                       First Quarter and Year-to-Date 2004
                                 One-time Items
                                    Unaudited

                                                        First Quarter 2004                            Year-to-Date 2004
                                              ----------------------------------             ----------------------------------
Millions of dollars                           Before                      After              Before                       After
                                               Tax            Tax          Tax                Tax            Tax            Tax
                                              ------         -----        ------             ------         -----        ------
Exploration & Production
  Asset Impairment & Gain on Assets Held
    For Sale                                  $(16.6)        $ 5.7        $(10.9)            $(16.6)        $ 5.7        $(10.9)
  Restructuring                                 (0.8)          0.3          (0.5)              (0.8)          0.3          (0.5)
                                              ------         -----        ------             ------         -----        ------
      Total E&P                                (17.4)          6.0         (11.4)             (17.4)          6.0         (11.4)
                                              ------         -----        ------             ------         -----        ------

Chemical
  Pigment Operations
    Mobile                                       1.8          (0.6)          1.2                1.8          (0.6)          1.2
                                              ------         -----        ------             ------         -----        ------
      Total Pigment                              1.8          (0.6)          1.2                1.8          (0.6)          1.2
                                              ------         -----        ------             ------         -----        ------

  Other
    Forest Products Operating Profit &
      Shutdown                                  (4.1)          1.4          (2.7)              (4.1)          1.4          (2.7)
                                              ------         -----        ------             ------         -----        ------
          Total Other                           (4.1)          1.4          (2.7)              (4.1)          1.4          (2.7)
                                              ------         -----        ------             ------         -----        ------
            Total Chemical                      (2.3)          0.8          (1.5)              (2.3)          0.8          (1.5)
                                              ------         -----        ------             ------         -----        ------


Other
  Derivatives and Devon Stock Revaluation        0.8          (0.3)          0.5                0.8          (0.3)          0.5
                                              ------         -----        ------             ------         -----        ------
  Foreign Currency Gain/(Loss)                  (2.0)          0.7          (1.3)              (2.0)          0.7          (1.3)
                                              ------         -----        ------             ------         -----        ------
  Other
    Gain on Sale of Devon Stock                  9.0          (3.2)          5.8                9.0          (3.2)          5.8
    Corp. Severance & Relocation                 0.3          (0.2)          0.1                0.3          (0.2)          0.1
    Environmental Reimbursements                 1.8          (0.6)          1.2                1.8          (0.6)          1.2
    Environmental Provisions                    (1.0)          0.4          (0.6)              (1.0)          0.4          (0.6)
                                              ------         -----        ------             ------         -----        ------
      Total Other                               10.1          (3.6)          6.5               10.1          (3.6)          6.5
                                              ------         -----        ------             ------         -----        ------

Total                                         $(10.8)        $ 3.6        $ (7.2)            $(10.8)        $ 3.6        $ (7.2)
                                              ======         =====        ======             ======         =====        ======

--------------------------------------------------------------------------------
Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.
--------------------------------------------------------------------------------